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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 134

                       Date of Report: September 29, 1999
              Date of Earliest Event Reported: September 28, 1999

                      INTERMEDIA CAPITAL PARTNERS IV, L.P.
             (Exact Name of Registrant as Specified in its Charter)

                                   CALIFORNIA
                 (State or Other Jurisdiction of Incorporation)


           333-11893                                  94-3247750
   (Commission File Number)               (I.R.S. Employer Identification No.)


                        235 MONTGOMERY STREET, SUITE 420
                        SAN FRANCISCO, CALIFORNIA 94104
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (415) 616-4600

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ITEM 5.         OTHER EVENTS

        On September 28, 1999, the Registrant and its wholly-owned subsidiary, InterMedia Partners IV Capital Corp. (together, the "Offerors"), in connection with their tender offer (the "Tender Offer") for their 11 1/4% Senior Notes due 2006 (the "Notes"), announced the pricing for each $1,000 principal amount of such Notes, assuming a payment date of October 1, 1999. This Form 8-K is qualified in its entirety by (i) the text of the press release, dated September 28, 1999, announcing the pricing of the Notes; (ii) the text of the press release, dated September 24, 1999, informing the holders of the new expiration time and the new price determination date; (iii) the text the press release, dated September 15, 1999, informing the holders that the requisite consents had been received from holders of the Notes (pursuant to the consent solicitation which relates to the Tender Offer) approving the proposed amendments to the Indenture governing the Notes and informing the holders of the first extension of the Tender Offer; and (iv) the Offer to Purchase, dated August 31, 1999, and related materials relating to the Tender Offer and consent solicitation, which were filed as an exhibit to the Registrant's Form 8-K filed on August 31, 1999.

EXHIBITS.

Exhibit No.     Description
- -----------     -----------
4.1             Indenture between the Offerors and The Bank of New York, as trustee, dated as of July 30, 1996(1)

4.2 First Supplemental Indenture, dated as of November 11, 1998, to the Indenture(2)

99.1            Press Release, dated September 15, 1999(3)

99.2            Offer to Purchase (and related materials relating to the Tender
                Offer and consent solicitation), dated August 31, 1999(2)

99.3            Press Release, dated September 24, 1999(4)

99.4            Press Release, dated September 28, 1999

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(1)  Incorporated herein by reference from the Registrant's Form S-4
(Registration Number 333-11893), filed with the Commission on September 12, 1996, as declared effective by the Commission on December 10, 1996.

(2) Incorporated herein by reference from the Registrant's Form 8-K, filed with the Commission on August 31, 1999.

(3) Incorporated herein by reference from the Registrant's Form 8-K, filed with the Commission on September 15, 1999.

(4) Incorporated herein by reference from the Registrant's Form 8-K, filed with the Commission on September 28, 1999.



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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 1999

                                   INTERMEDIA CAPITAL PARTNERS IV, L.P.

                                   By:  InterMedia Capital Management, LLC,
                                        its General Partner

                                   By: InterMedia Management, Inc., its Managing
                                       Member

                                   By:  /s/ Robert J. Lewis
                                      ----------------------------------------
                                        Robert J. Lewis
                                        President

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                                EXHIBITS INDEX

Exhibit No.     Description
- -----------     -----------
4.1             Indenture between the Offerors and The Bank of New York, as trustee, dated as of July 30, 1996(1)

4.2 First Supplemental Indenture, dated as of November 11, 1998, to the Indenture(2)

99.1            Press Release, dated September 15, 1999(3)

99.2            Offer to Purchase (and related materials relating to the Tender
                Offer and consent solicitation), dated August 31, 1999(2)

99.3            Press Release, dated September 24, 1999(4)

99.4            Press Release, dated September 28, 1999

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(1)  Incorporated herein by reference from the Registrant's Form S-4
(Registration Number 333-11893), filed with the Commission on September 12, 1996, as declared effective by the Commission on December 10, 1996.

(2) Incorporated herein by reference from the Registrant's Form 8-K, filed with the Commission on August 31, 1999.

(3) Incorporated herein by reference from the Registrant's Form 8-K, filed with the Commission on September 15, 1999.

(4) Incorporated herein by reference from the Registrant's Form 8-K, filed with the Commission on September 28, 1999.